UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2011. The net asset values (NAV) per share at that date were $42.44, $42.44, $42.27 and $42.63 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2011
Cohen & Steers Global Realty Shares—Class A	4.86%
Cohen & Steers Global Realty Shares—Class B	4.54%
Cohen & Steers Global Realty Shares—Class C	4.52%
Cohen & Steers Global Realty Shares—Class I	5.03%
FTSE EPRA/NAREIT Developed Real Estate Index—Net[a]	5.69%
S&P 500 Index[a]	6.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged portfolio of approximately 289 constituents from 21 countries and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Investment Review

Through the six months ended June 30, 2011, global real estate securities achieved good performance on both an absolute basis and relative to the broad equity market. The sector generally benefited from continued improvement in real estate fundamentals, low capital costs and rising property values. Asia Pacific was notably weaker than the rest of the world, however, as its property markets struggled with natural disaster and policy tightening.

Real estate securities, along with financial markets in general, faced frequent volatility resulting from rising uncertainty about the global recovery. Stocks came under pressure in March following the earthquake in Japan, and then again in June amid renewed fears of a Greek default and disappointing U.S. economic reports. The period ended on a positive note following news of passage of an austerity plan by Greece's parliament and encouraging U.S. manufacturing data.

U.S. led by regional mall and apartment landlords

The United States had a total return of +10.2%, as measured by the FTSE NAREIT Equity REIT Index. Most property sectors had gains, led by regional mall owners (+15.8% total returnb), which benefited from unexpectedly strong investor interest in malls that Westfield and Simon Property Group put up for sale. Apartment owners (+14.1%) also did well due to low supply and rising demand.

Among office owners (+12.5%), urban landlords did better than suburban ones due to improving leasing trends and rising global investment demand. Industrial REITs (+11.0%) had a strong first quarter amid improving fundamentals and a merger announcement between ProLogis and AMB Property, but later retreated on concerns of slowing global demand. Health care landlords (+6.0%) also started strong as the consolidation trend continued from late 2010. However, investors took profits off the table amid mounting uncertainty surrounding various Medicare budget proposals. Hotel owners (–2.4%) were the weakest sector during the period, due in part to high oil prices that weighed on consumer and business travel.

Canada (+12.2%c) benefited from a positive macro environment, including low interest rates and a robust job market. The Calgary office and residential markets saw notable improvement amid an influx of capital to the oil-rich Alberta region. Also, Conservatives unexpectedly won a majority of seats in the May elections, giving them greater power to pass new tax cuts for businesses.

b  Sector returns are in U.S. dollars as measured by the FTSE NAREIT Equity REIT Index.

c  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Europe had strong gains despite sovereign concerns

The U.K. (+16.3%) had exceptional returns in the period, benefiting from strong rental growth in London and a development cycle that stands to benefit from accelerating demand. The macro environment was also supportive, with interest rates expected to continue running below inflation in the near term.

On the continent, investors were primarily focused on Greece's growing budget crisis. Fears of contagion weighed on companies with exposure to southern Europe, although this was somewhat mollified in late June as the market became hopeful that an agreement would be reached on a new financial assistance package. Northern economies remained in substantially better shape, although inflation was an increasing concern.

France (+12.9%) had generally robust performance across the board, benefiting from falling cap rates for many prime assets in northern Europe. The French retail sector also got a boost from signs that indexation would turn positive in 2012. Switzerland (+8.4%), Austria (+8.0%) and Finland (+5.6%) also did well, while the Netherlands (+2.4%) and Sweden (–2.2%) trailed.

Germany (+0.8%) had mostly strong returns except for Gagfah, whose shares declined sharply amid litigation with the City of Dresden. Berlin released its two-year residential Mietspiegel (rent index) at a higher-than-expected increase of 7.9% over 2009 levels, implying strong rental growth in what has been a supply-constrained market.

Asia Pacific roiled by natural disaster and policy tightening

In Hong Kong (–4.4%), developers declined as rising inflation and growing public discontent about housing affordability resulted in higher policy risk for curbing the residential market. Developers with exposure to China suffered to a greater degree, as policy tightening was even more stringent on the mainland. At the same time, the country's low unemployment and strong economic growth, combined with low commercial supply, helped landlords perform relatively better, especially those with portfolios that were perceived to be more defensive.

Japan (–9.6%) appeared to be on a recovery path until the March 9 earthquake, which inflicted heavy damage in the northern region, but left Tokyo relatively unscathed. Amid the declining market, REITs initially outperformed early on, as investors flocked to the relative security of long-term leases in a high-risk environment. REITs were also beneficiaries of the Bank of Japan's asset-purchase program as part of the government's efforts to lower risk premiums. Developers declined sharply immediately following the quake, but outperformed in the second quarter, boosted by unexpected resilience in residential demand.

Australia (+2.9%) was a bright spot in the region, benefiting from the central bank's decision not to raise interest rates, despite rising inflation pressures. The decision was made possible by reduced economic activity resulting from the Queensland floods, as well as a strong Australian dollar and subdued consumer spending.

Singapore (–10.5%), similar to Hong Kong, was weighed down by the performance of developers, which saw heavy losses amid heightened inflation and policy tightening. Historic gains by the opposition party in the May election brought expectations of more tightening measures and an increased focus on low- and middle-income

COHEN & STEERS GLOBAL REALTY SHARES, INC.

housing affordability. S-REITs did substantially better, benefiting from strong economic growth, low unemployment and rising retail spending. The country also executed a land swap with Malaysia, opening the area surrounding Marina Bay for development, including significant new office supply.

A Solid First Half for Non-Asia Real Estate Securities
Total return (%) by country, January 1—June 30, 2011

Country returns are in local currency as measured by the FTSE EPRA/NAREIT Developed Real Estate Index, except the U.S., which is measured by the FTSE NAREIT Equity REIT Index.

Source: Morningstar.

Fund performance

The Fund had a positive return for the period, but underperformed its benchmark. Stock selection in Hong Kong detracted from relative returns due to our out-of-index position in Swire Pacific, which declined on news of delays in several of its China projects. Stock selection was also a negative factor in Australia, resulting from our allocation to residential developers that declined in anticipation of falling house prices. Other detractors included stock selection in Sweden, Singapore and Japan.

Stock selection in Germany contributed positively to relative returns, due largely to strong performance by Deutsche Wohnen. The Fund also benefited from our underweight in Japan early in the period, shifting to an overweight following the events in March, as we viewed the selloff as offering attractive entry points in companies with solid long-term growth prospects. Other contributors included our underweight in Hong Kong and stock selection in Canada.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Investment Outlook

U.S. real estate recovery to continue at a more modest pace

We have modified our 2011 U.S. GDP estimates slightly downward, but expect growth to stabilize in the third quarter. Furthermore, after spending much of 2011 at a premium, U.S. REITs were trading close to their NAVs by the second quarter's end (share prices declined but property values rose), offering increasingly attractive opportunities.

We favor economically sensitive sectors, including hotels, regional malls and high-growth urban offices protected from new supply. Among regional mall owners, we are focused on locations with attractive income profiles that we believe can better withstand inflation in food and gas prices. We are cautious toward health care property stocks based, in part, on their high premiums to net asset value and persistent and likely secular threats to Medicare reimbursement rates.

Fiscal challenges likely to weigh on Europe

While economic growth for the U.K. remains below potential, we believe property companies with heavy concentration in higher-growth London will continue to benefit from gains in employment and discretionary spending, particularly for prime assets. Office space in the West End remains in strong demand, and we're seeing greater competition among retailers for premium storefronts at the best malls.

The economic divide between northern and southern Europe will likely remain a meaningful factor for many years, as austerity measures in fiscally stressed countries stifle demand. Moreover, rising inflation may accelerate the European Central Bank's next rate hike, further complicating the efforts of these countries to close their budget gaps. We continue to favor companies with significant exposure to high-growth economies, such as Germany, Sweden and Finland.

We retain our favorable outlook for the Paris office and residential markets, while Germany's thriving manufacturing sector and employment levels should continue to drive strong demand for office, retail and housing. In the Netherlands, we continue to see opportunities in smaller-city offices, which offer historically high yield spreads.

Asia Pacific fundamentals are strong, but inflation remains a concern

We have reduced our allocation to Hong Kong, as continued policy tightening, rising mortgage rates, and inflation are likely to negatively affect the residential market. Our focus remains on office and retail owners, which we believe are well positioned to benefit from solid economic growth and low unemployment. We continue to stay strongly underweight residential developers.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

In Japan, we have shifted our allocation toward developers, as we believe strong recovery in condo sales will drive profit growth over the next 12 to 24 months, benefiting from normalization of home buying activity, government incentives and low interest rates. While we view J-REITs as less attractive on a relative basis, they have been successful at raising capital to fund acquisitions, which should help stabilize dividends in the future.

Australia's mining industries have benefited from the recent boom in commodities, but the rest of the country has suffered the headwinds of a strong Australian dollar and high interest rates. Despite this, we believe another interest rate hike is coming due to rising inflation pressures. We favor office owners over retail and residential companies.

Singapore should continue to see strong economic growth, but developers will likely suffer from tighter margins and decreased transaction volume due to tightening policies. In the office sector, the longer-term supply picture became clearer as details of the land swap deal with Malaysia were announced. We remain positive on demand and expect rents to grow alongside the economy, but the constant stream of supply over the next few years may cause rental growth to be more gradual.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

GERIOS J. M. ROVERS	LUKE SULLIVAN

Portfolio Manager	Portfolio Manager

  CHARLES J. MCKINLEY

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2011

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	25.43%[a]	25.50%[b]	29.51%[d]	—
1 Year (without sales charge)	31.34%	30.50%	30.51%	31.82%
5 Years (with sales charge)	–2.28%[a]	–2.40%[c]	–2.01%	—
5 Years (without sales charge)	–1.37%	–2.00%	–2.01%	–1.04%
10 Years (without sales charge)	—	—	—	9.95%
Since Inception[e] (with sales charge)	4.17%[a]	4.20%	4.20%	—
Since Inception[e] (without sales charge)	4.88%	4.20%	4.20%	9.28%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annual expense ratios for each class of shares as disclosed in the May 1, 2011 prospectuses were as follows: Class A—1.56%; Class B—2.21%; Class C—2.21%; and Class I—1.21%.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 5%.

c  Reflects a contingent deferred sales charge of 2%.

d  Reflects a contingent deferred sales charge of 1%.

e  Inception dates: September 30, 2004 for Class A, B, and C and May 8, 1997 for Class I.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2011—June 30, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During Period[a] January 1, 2011– June 30, 2011
Class A
Actual (4.86% return)	$1,000.00	$1,048.60	$7.82
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.16	$7.70
Class B
Actual (4.54% return)	$1,000.00	$1,045.40	$11.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.93	$10.94
Class C
Actual (4.52% return)	$1,000.00	$1,045.20	$11.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.93	$10.94
Class I
Actual (5.03% return)	$1,000.00	$1,050.30	$6.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.89	$5.96

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.54%, 2.19%, 2.19% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

JUNE 30, 2011

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$25,033,966	5.1%
Mitsui Fudosan Co., Ltd.	20,393,912	4.2
Sun Hung Kai Properties Ltd.	18,032,778	3.7
Unibail-Rodamco	16,401,129	3.4
Vornado Realty Trust	15,608,302	3.2
Westfield Group	15,343,979	3.1
ProLogis	15,065,093	3.1
Mitsubishi Estate Co., Ltd.	13,776,708	2.8
Equity Residential	11,635,080	2.4
Hongkong Land Holdings Ltd. (USD)	11,593,777	2.4

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.1%
AUSTRALIA	8.2%
DIVERSIFIED	4.1%
BGP Holdings PLC (EUR)[a,b,c]		4,151,319	$0
Dexus Property Group[b]		4,906,495	4,648,413
FKP Property Group[b]		1,207,196	910,363
GPT Group[b]		2,075,727	7,055,916
Mirvac Group[b]		882,020	1,186,312
Stockland[b]		1,648,429	6,046,402
			19,847,406
INDUSTRIAL	1.0%
Goodman Group[b]		6,232,562	4,724,926
RETAIL	3.1%
Westfield Group[b]		1,646,255	15,343,979
TOTAL AUSTRALIA			39,916,311
AUSTRIA	0.5%
RETAIL
Atrium European Real Estate Ltd.[b]		385,144	2,536,315
BRAZIL	1.0%
OFFICE
BR Properties SA		414,701	4,650,157
CANADA	4.8%
DIVERSIFIED	1.1%
Dundee Real Estate Investment Trust, 144Ad		139,694	4,707,403
Dundee Real Estate Investment Trust		27,543	928,143
			5,635,546
OFFICE	0.8%
Brookfield Office Properties (USD)		191,255	3,687,396
RESIDENTIAL	0.7%
Boardwalk REIT		68,226	3,416,075

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
RETAIL	2.2%
Primaris Retail REIT		207,747	$4,534,268
RioCan REIT		239,212	6,433,884
			10,968,152
TOTAL CANADA			23,707,169
FINLAND	1.0%
DIVERSIFIED
Sponda Oyj[b]		818,204	4,758,855
FRANCE	4.2%
DIVERSIFIED
Gecina SAb		29,078	4,062,840
Unibail-Rodamco[b]		70,985	16,401,129
			20,463,969
GERMANY	1.6%
OFFICE	0.4%
Alstria Office REIT AG		135,238	2,039,599
RESIDENTIAL	1.2%
Deutsche Wohnen AG		339,605	5,909,737
TOTAL GERMANY			7,949,336
HONG KONG	9.4%
DIVERSIFIED	5.7%
Hang Lung Properties Ltd.[b]		621,000	2,561,337
Hysan Development Co., Ltd.[b]		230,000	1,145,441
Sun Hung Kai Properties Ltd.[b]		1,236,912	18,032,778
Swire Pacific Ltd. Class Ab		46,000	678,440
Wharf Holdings Ltd.[b]		800,624	5,583,165
			28,001,161
HOTEL	0.1%
Shangri-La Asia Ltd.[b]		83,020	204,243
OFFICE	2.4%
Hongkong Land Holdings Ltd. (USD)[b]		1,625,800	11,593,777

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	1.0%
China Overseas Land & Investment Ltd.[b]		2,361,720	$5,086,843
RETAIL	0.2%
Link REIT[b]		343,000	1,173,890
TOTAL HONG KONG			46,059,914
INDIA	0.2%
RETAIL
Phoenix Mills Ltd.		261,044	1,112,441
JAPAN	10.3%
DIVERSIFIED	9.1%
Mitsubishi Estate Co., Ltd.[b]		785,000	13,776,708
Mitsui Fudosan Co., Ltd.[b]		1,184,117	20,393,912
Nomura Real Estate Holdings[b]		255,700	4,263,324
Sumitomo Realty & Development Co., Ltd.[b]		220,000	4,916,917
Tokyu Land Corp.[b]		283,000	1,202,350
			44,553,211
OFFICE	1.0%
Nippon Building Fund[b]		472	4,612,421
RESIDENTIAL	0.2%
Advance Residence Investment[b]		564	1,180,434
TOTAL JAPAN			50,346,066
NETHERLANDS	0.6%
RETAIL
Corio NVb		44,205	2,927,557
NORWAY	0.5%
OFFICE
Norwegian Property ASA[b]		1,173,059	2,453,354
PHILIPPINES	0.9%
RETAIL
SM Prime Holdings[b]		16,084,330	4,385,846

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SINGAPORE	3.7%
INDUSTRIAL	1.5%
Global Logistic Properties Ltd.[b,c]		4,273,000	$7,178,508
OFFICE	1.0%
CapitaCommercial Trust[b]		4,087,000	4,834,638
RETAIL	1.2%
CapitaMall Trust[b]		2,267,000	3,455,509
CapitaMalls Asia Ltd.[b]		1,981,172	2,378,618
			5,834,127
TOTAL SINGAPORE			17,847,273
SWEDEN	1.6%
DIVERSIFIED
Castellum ABb		182,790	2,737,034
Fabege ABb		508,894	5,114,946
			7,851,980
UNITED KINGDOM	7.1%
DIVERSIFIED	4.6%
British Land Co., PLC[b]		746,370	7,297,306
Hammerson PLC[b]		1,188,228	9,186,485
Land Securities Group PLC[b]		436,287	5,968,426
			22,452,217
INDUSTRIAL	1.5%
Segro PLC[b]		1,502,661	7,534,116
OFFICE	1.0%
Great Portland Estates PLC[b]		683,677	4,785,575
TOTAL UNITED KINGDOM			34,771,908

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
UNITED STATES	43.5%
DIVERSIFIED	5.4%
American Assets Trust		109,340	$2,454,683
Forest City Enterprises[c]		453,762	8,471,737
Vornado Realty Trust		167,507	15,608,302
			26,534,722
HEALTH CARE	1.2%
Ventas		109,620	5,778,070
HOTEL	4.9%
Hersha Hospitality Trust		350,219	1,950,720
Host Hotels & Resorts		680,824	11,539,967
Hyatt Hotels Corp., Class Ac		135,434	5,528,416
Sunstone Hotel Investors[c]		520,513	4,825,155
			23,844,258
INDUSTRIAL	3.9%
First Industrial Realty Trust[c]		365,067	4,180,017
ProLogis		420,343	15,065,093
			19,245,110
OFFICE	5.0%
Boston Properties		57,366	6,089,974
Kilroy Realty Corp.		120,591	4,762,139
Liberty Property Trust		212,792	6,932,763
SL Green Realty Corp.		83,887	6,951,716
			24,736,592
OFFICE/INDUSTRIAL	0.2%
PS Business Parks		20,013	1,102,717

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	8.2%
APARTMENT	8.2%
Apartment Investment & Management Co.		155,332	$3,965,626
AvalonBay Communities		37,832	4,857,629
Equity Residential		193,918	11,635,080
Home Properties		79,467	4,837,951
Post Properties		117,202	4,777,154
UDR		404,342	9,926,596
			40,000,036
MANUFACTURED HOME	0.0%
Equity Lifestyle Properties		2,852	178,079
TOTAL RESIDENTIAL			40,178,115
SHOPPING CENTER	13.8%
COMMUNITY CENTER	4.9%
Developers Diversified Realty Corp.		670,886	9,459,492
Federal Realty Investment Trust		44,277	3,771,515
Kimco Realty Corp.		172,561	3,216,537
Weingarten Realty Investors		290,068	7,298,111
			23,745,655
REGIONAL MALL	8.9%
General Growth Properties		666,920	11,130,895
Macerich Co.		138,446	7,406,861
Simon Property Group		215,383	25,033,966
			43,571,722
TOTAL SHOPPING CENTER			67,317,377
SPECIALTY	0.9%
DuPont Fabros Technology		168,981	4,258,321
TOTAL UNITED STATES			212,995,282
TOTAL COMMON STOCK (Identified cost—$409,154,735)			484,733,733

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		650,000	$650,000
Federated Government Obligations Fund, 0.01%[e]		2,312,237	2,312,237
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,962,237)			2,962,237
TOTAL INVESTMENTS (Identified cost—$412,116,972)	99.7%		487,695,970
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		1,543,801
NET ASSETS	100.0%		$489,239,771

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 47.9% of the net assets of the Fund, all of which have been fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.0% of net assets of the Fund, of which 0.0% are illiquid.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$412,116,972)	$487,695,970
Cash	91,995
Foreign currency, at value (Identified cost—$320,585)	321,066
Receivable for:
Investment securities sold	3,454,872
Fund shares sold	2,567,475
Dividends	1,147,293
Other assets	2,532
Total Assets	495,281,203
LIABILITIES:
Payable for:
Investment securities purchased	3,696,825
Dividends declared	1,060,139
Fund shares redeemed	739,716
Investment advisory fees	355,758
Administration fees	7,906
Distribution fees	5,959
Shareholder servicing fees	2,169
Other liabilities	172,960
Total Liabilities	6,041,432
NET ASSETS	$489,239,771
NET ASSETS consist of:
Paid-in capital	$517,736,858
Dividends in excess of net investment income	(10,813,188)
Accumulated net realized loss	(93,269,707)
Net unrealized appreciation	75,585,808
$489,239,771

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2011 (Unaudited)

CLASS A SHARES:
NET ASSETS	$202,242,972
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,764,936
Net asset value and redemption price per share	$42.44
Maximum offering price per share ($42.44 ÷ 0.955)[a]	$44.44
CLASS B SHARES:
NET ASSETS	$1,377,403
Shares issued and outstanding ($0.001 par value common stock outstanding)	32,458
Net asset value and offering price per share[b]	$42.44
CLASS C SHARES:
NET ASSETS	$78,295,690
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,852,262
Net asset value and offering price per share[b]	$42.27
CLASS I SHARES:
NET ASSETS	$207,323,706
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,863,531
Net asset value, offering and redemption price per share	$42.63

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividend income (net of $377,534 of foreign withholding tax)	$6,339,851
Expenses:
Investment advisory fees	2,012,582
Distribution fees—Class A	239,215
Distribution fees—Class B	5,723
Distribution fees—Class C	270,639
Shareholder servicing fees—Class A	95,686
Shareholder servicing fees—Class B	1,908
Shareholder servicing fees—Class C	90,213
Custodian fees and expenses	184,962
Transfer agent fees and expenses	128,051
Administration fees	125,698
Registration and filing fees	65,928
Professional fees	54,042
Shareholder reporting expenses	51,424
Directors' fees and expenses	17,495
Line of credit fees	6,967
Miscellaneous	17,324
Total Expenses	3,367,857
Net Investment Income	2,971,994
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,596,800
Foreign currency transactions	(98,519)
Net realized gain	11,498,281
Net change in unrealized appreciation on:
Investments	6,336,744
Foreign currency translations	10,305
Net change in unrealized appreciation	6,347,049
Net realized and unrealized gain	17,845,330
Net Increase in Net Assets Resulting from Operations	$20,817,324

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$2,971,994	$4,725,479
Net realized gain	11,498,281	16,917,621
Net change in unrealized appreciation	6,347,049	31,170,279
Net increase in net assets resulting from operations	20,817,324	52,813,379
Dividends to Shareholders from Net Investment Income:
Class A	(1,564,912)	(5,809,907)
Class B	(5,604)	(46,546)
Class C	(379,494)	(1,853,578)
Class I	(1,938,399)	(5,036,764)
Total dividends to shareholders	(3,888,409)	(12,746,795)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	75,762,296	115,660,797
Total increase in net assets	92,691,211	155,727,381
Net Assets:
Beginning of period	396,548,560	240,821,179
End of period[a]	$489,239,771	$396,548,560

a  Includes dividends in excess of net investment income of $10,813,188 and $9,896,773, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$40.79	$36.11	$27.87	$50.32	$69.88	$58.90
Income from investment operations:
Net investment income	0.27 [a]	0.59 [a,b]	0.52 [a]	0.73 [a]	0.38 [c]	0.42
Net realized and unrealized gain (loss)	1.71	5.48	9.75	(22.18)	(12.68)	18.12
Total from investment operations	1.98	6.07	10.27	(21.45)	(12.30)	18.54
Less dividends and distributions to shareholders from:
Net investment income	(0.33)	(1.40)	(2.01)	(0.77)	(0.39)	(0.42)
Net realized gain	—	—	—	—	(6.90)	(6.51)
Tax return of capital	—	—	(0.04)	(0.25)	—	(0.64)
Total dividends and distributions to shareholders	(0.33)	(1.40)	(2.05)	(1.02)	(7.29)	(7.57)
Redemption fees retained by the Fund	0.00 [d]	0.01	0.02	0.02	0.03	0.01
Net increase (decrease) in net asset value	1.65	4.68	8.24	(22.45)	(19.56)	10.98
Net asset value, end of period	$42.44	$40.79	$36.11	$27.87	$50.32	$69.88
Total investment return[e]	4.86%[f]	17.19%	37.45%	–42.79%	–18.85%	32.14%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$202.2	$172.6	$121.4	$49.7	$62.2	$60.3
Ratio of expenses to average daily net assets (before expense reduction)	1.54%[g,h]	1.56%[g]	1.86%[g]	1.72%	1.67%	1.61%
Ratio of expenses to average daily net assets (net of expense reduction)	1.54%[g,h]	1.56%[g]	1.65%[g]	1.64%	1.57%	1.61%
Ratio of net investment income to average daily net assets (before expense reduction)	1.29%[g,h]	1.58%[g]	1.51%	1.62%	0.31%	0.59%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.29%[g,h]	1.58%[g]	1.70%	1.71%	0.41%	0.59%
Portfolio turnover rate	43%[f]	110%	170%	127%	228%	109%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  13.8% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class B
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$40.76	$36.06	$27.82	$50.12	$69.65	$58.74
Income from investment operations:
Net investment income (loss)	0.12 [a]	0.30 [a,b]	0.35 [a]	0.42 [a]	(0.01)[c]	—
Net realized and unrealized gain (loss)	1.73	5.53	9.69	(22.02)	(12.65)	18.04
Total from investment operations	1.85	5.83	10.04	(21.60)	(12.66)	18.04
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	(1.14)	(1.78)	(0.47)	—	—
Net realized gain	—	—	—	—	(6.90)	(6.51)
Tax return of capital	—	—	(0.04)	(0.25)	—	(0.64)
Total dividends and distributions to shareholders	(0.17)	(1.14)	(1.82)	(0.72)	(6.90)	(7.15)
Redemption fees retained by the Fund	0.00 [d]	0.01	0.02	0.02	0.03	0.02
Net increase (decrease) in net asset value	1.68	4.70	8.24	(22.30)	(19.53)	10.91
Net asset value, end of period	$42.44	$40.76	$36.06	$27.82	$50.12	$69.65
Total investment return[e]	4.54%[f]	16.43%	36.58%	–43.14%	–19.40%	31.29%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.4	$1.6	$1.8	$1.9	$3.5	$3.6
Ratio of expenses to average daily net assets (before expense reduction)	2.19%[g,h]	2.21%[g]	2.51%[g]	2.37%	2.32%	2.26%
Ratio of expenses to average daily net assets (net of expense reduction)	2.19%[g,h]	2.21%[g]	2.30%[g]	2.28%	2.22%	2.26%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.55%[g,h]	0.82%[g]	0.95%	0.90%	(0.33)%	0.00%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.55%[g,h]	0.82%[g]	1.19%	0.99%	(0.23)%	0.00%
Portfolio turnover rate	43%[f]	110%	170%	127%	228%	109%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  13.8% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$40.64	$35.98	$27.79	$50.14	$69.68	$58.78
Income from investment operations:
Net investment income	0.13 [a]	0.33 [a,b]	0.34 [a]	0.46 [a]	0.03 [c]	—
Net realized and unrealized gain (loss)	1.71	5.49	9.67	(22.07)	(12.66)	18.04
Total from investment operations	1.84	5.82	10.01	(21.61)	(12.63)	18.04
Less dividends and distributions to shareholders from:
Net investment income	(0.21)	(1.17)	(1.80)	(0.51)	(0.04)	(0.01)
Net realized gain	—	—	—	—	(6.90)	(6.51)
Tax return of capital	—	—	(0.04)	(0.25)	—	(0.64)
Total dividends and distributions to shareholders	(0.21)	(1.17)	(1.84)	(0.76)	(6.94)	(7.16)
Redemption fees retained by the Fund	0.00 [d]	0.01	0.02	0.02	0.03	0.02
Net increase (decrease) in net asset value	1.63	4.66	8.19	(22.35)	(19.54)	10.90
Net asset value, end of period	$42.27	$40.64	$35.98	$27.79	$50.14	$69.68
Total investment return[e]	4.52%[f]	16.46%	36.52%	–43.17%	–19.36%	31.28%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$78.3	$66.7	$48.1	$39.7	$46.0	$38.2
Ratio of expenses to average daily net assets (before expense reduction)	2.19%[g,h]	2.21%[g]	2.51%[g]	2.38%	2.34%	2.26%
Ratio of expenses to average daily net assets (net of expense reduction)	2.19%[g,h]	2.21%[g]	2.30%[g]	2.28%	2.22%	2.26%
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.63%[g,h]	0.87%[g]	0.93%	1.01%	(0.34)%[i]	0.00%
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.63%[g,h]	0.87%[g]	1.16%	1.10%	(0.22)%[i]	0.00%
Portfolio turnover rate	43%[f]	110%	170%	127%	228%	109%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  13.8% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

h  Annualized.

i  Because the ratios are based on average net assets, the results may differ from the per share amount reflected above.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value, beginning of period	$40.96	$36.26	$27.98	$50.54	$70.14	$59.09
Income from investment operations:
Net investment income	0.35 [a]	0.71 [a,b]	0.65 [a]	0.92 [a]	0.57 [c]	0.65
Net realized and unrealized gain (loss)	1.72	5.51	9.75	(22.34)	(12.72)	18.19
Total from investment operations	2.07	6.22	10.40	(21.42)	(12.15)	18.84
Less dividends and distributions to shareholders from:
Net investment income	(0.40)	(1.53)	(2.10)	(0.91)	(0.59)	(0.65)
Net realized gain	—	—	—	—	(6.90)	(6.51)
Tax return of capital	—	—	(0.04)	(0.25)	—	(0.64)
Total dividends and distributions to shareholders	(0.40)	(1.53)	(2.14)	(1.16)	(7.49)	(7.80)
Redemption fees retained by the Fund	0.00 [d]	0.01	0.02	0.02	0.04	0.01
Net increase (decrease) in net asset value	1.67	4.70	8.28	(22.56)	(19.60)	11.05
Net asset value, end of period	$42.63	$40.96	$36.26	$27.98	$50.54	$70.14
Total investment return	5.03%[e,f]	17.61%[f]	37.82%	–42.60%	–18.58%	32.62%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$207.3	$155.7	$69.5	$41.6	$47.1	$123.3
Ratio of expenses to average daily net assets (before expense reduction)	1.19%[g,h]	1.21%[g]	1.51%[g]	1.41%	1.27%	1.25%
Ratio of expenses to average daily net assets (net of expense reduction)	1.19%[g,h]	1.21%[g]	1.30%[g]	1.29%	1.21%	1.25%
Ratio of net investment income to average daily net assets (before expense reduction)	1.66%[g,h]	1.88%[g]	1.93%	2.13%	0.66%	0.84%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.66%[g,h]	1.88%[g]	2.14%	2.25%	0.72%	0.85%
Portfolio turnover rate	43%[e]	110%	170%	127%	228%	109%

a  Calculation based on average shares outstanding.

b  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  13.8% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

d  Amount is less than $0.005.

e  Not annualized.

f  The net asset value (NAV) disclosed in the December 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2010.

g  Reflects Fund level ratio for non-class specific expenses.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C, and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. 47.9% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors. The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)*
Common Stock—Brazil	$4,650,157	$4,650,157	$—	—
Common Stock—Canada	23,707,169	23,707,169	—	—
Common Stock—Germany	7,949,336	7,949,336	—	—
Common Stock—India	1,112,441	1,112,441	—	—
Common Stock—United States	212,995,282	212,995,282	—	—
Common Stock—All Other	234,319,348	—	234,319,348	—
Money Market Funds	2,962,237	—	2,962,237	—
Total Investments	$487,695,970	$250,414,385	$237,281,585	—

*  BGP Holdings PLC was acquired via a spinoff and has been fair valued at zero pursuant to the Fund's fair value procedure and classified as a Level 3 security. Its likelihood of having value in the future is remote.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases,

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

For the period January 1, 2011, through April 30, 2011, the advisor contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's operating expenses at 1.65% for Class A shares, 2.30% for Class B and Class C shares and 1.30% for Class I shares.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 2011, the Fund paid the advisor $44,724 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the six months ended June 30, 2011, the Fund has been advised that the distributor received $15,413 in sales commissions from the sale of Class A shares and that the distributor also received $269, $895 and $5,759 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on the Class B and Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $3,651 from the Fund for the six months ended June 30, 2011.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2011, totaled $272,974,766 and $191,475,769, respectively.

Note 4. Income Tax Information

As of June 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$412,116,972
Gross unrealized appreciation	77,817,671
Gross unrealized depreciation	(2,238,673)
Net unrealized appreciation	$75,578,998

As of December 31, 2010, the Fund had a net capital loss carryforward of $82,105,630, of which $47,271,970 will expire on December 31, 2016 and $34,833,660 will expire on December 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 50 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
CLASS A:
Sold	1,162,579	$48,664,783	3,268,388	$122,310,120
Issued as reinvestment of dividends	30,862	1,309,758	125,624	4,742,534
Redeemed	(659,038)	(27,588,593)	(2,526,353)	(98,101,000)
Redemption fees retained by the Fund[a]	—	6,544	—	27,650
Net increase	534,403	$22,392,492	867,659	$28,979,304
CLASS B:
Sold	747	$31,401	222	$8,409
Issued as reinvestment of dividends	96	4,088	829	31,424
Redeemed	(8,618)	(361,504)	(11,665)	(427,214)
Redemption fees retained by the Fund[a]	—	59	—	316
Net decrease	(7,775)	$(325,956)	(10,614)	$(387,065)
CLASS C:
Sold	439,664	$18,304,515	712,525	$26,661,268
Issued as reinvestment of dividends	5,303	224,165	28,056	1,063,079
Redeemed	(233,637)	(9,720,437)	(435,856)	(16,121,935)
Redemption fees retained by the Fund[a]	—	2,499	—	10,075
Net increase	211,330	$8,810,742	304,725	$11,612,487

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
CLASS I:
Sold	1,648,265	$69,421,247	2,364,308	$93,732,299
Issued as reinvestment of dividends	30,266	1,290,260	99,813	3,789,911
Redeemed	(614,705)	(25,832,524)	(580,547)	(22,081,052)
Redemption fees retained by the Fund[a]	—	6,035	—	14,913
Net increase	1,063,826	$44,885,018	1,883,574	$75,456,071

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund no longer charges redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 27, 2012. The Fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement. (For the period January 1, 2011 through January 28, 2011, the commitment fee was 0.15%).

During the six months ended June 30, 2011, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Events and transactions occurring after June 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 14, 2011 and at a meeting held in person on June 21-22, 2011, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations

COHEN & STEERS GLOBAL REALTY SHARES, INC.

by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant benchmark and linked benchmark. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the one- and five-year periods, and outperformed for the three-year period ended March 31, 2011. The Board of Directors also noted that the Fund underperformed its linked benchmark for the one-year period and outperformed its linked benchmark for the three- and five-year periods. The Board of Directors noted that the Fund's investment strategy changed to a global real estate mandate from domestic real estate effective September, 2007. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual management fees, contractual advisory fees and net expense ratio were slightly higher than the medians of the Peer Funds. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an

COHEN & STEERS GLOBAL REALTY SHARES, INC.

administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are subsidiaries of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to the Investment Advisor's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
800-437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSFAX
B—CSFBX
C—CSFCX
I— CSSPX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2011

CSFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 31, 2011